                                                                    Exhibit 99.1

                              FOR IMMEDIATE RELEASE

               American Business Financial Services, Inc. Reports
                       Fiscal Year 2003 Financial Results


Philadelphia, PA, September 23, 2003 - American Business Financial Services, Inc. (NASDAQ: ABFI), today announced its financial results for the fiscal year ended June 30, 2003. The Company reported a net loss of $29.9 million, or $10.25 per fully diluted share, with revenues of $241.4 million for fiscal 2003. For the previous fiscal year, revenues were $247.9 million and net income was $7.9 million, or $2.49 per fully diluted share.

Albert W. Mandia, Executive Vice President and Chief Financial Officer of American Business Financial Services, stated, "The loss was primarily due to our inability to complete our typical quarterly securitization of loans during the fourth quarter of our fiscal year and to $45.2 million of pre-tax charges for net valuation adjustments on our securitization assets charged to the income statement, compared to $22.1 million of net valuation adjustments in fiscal 2002."

During fiscal 2003, the Company charged to the income statement a total of $63.1 million of pre-tax valuation adjustments on its interest-only strips and servicing rights, referred to as securitization assets. The $63.1 million of adjustments primarily reflect the impact of higher than anticipated prepayments on securitized loans due to the low interest rate environment experienced during fiscal 2003. The pre-tax valuation adjustments charged to the income statement were partially offset by $17.9 million as a result of a decrease in the discount rates used to value the Company's securitization assets, resulting in the $45.2 million of pre-tax charges for net valuation adjustments. The Company reduced the discount rates on its interest-only strips and its servicing rights primarily to reflect the impact of the sustained decline in market interest rates. The discount rate on the projected residual cash flows from the interest-only strips was reduced from 13% to 11% at June 30, 2003. The discount rate used to determine the fair value of the overcollateralization portion of the cash flows from our interest-only strips was minimally impacted by the decline in interest rates and remained at 7% on average. As a result, the blended discount rate used to value our interest-only strips, including the overcollateralization cash flows, was 9% at June 30, 2003. The discount rate on the servicing rights was reduced from 11% to 9% at June 30, 2003.

The Company intends to file a current report on Form 8-K with the SEC, which includes additional information regarding the Company. The Company also intends to file its Annual Report on Form 10-K in the next week. The Form 10-K will contain additional information regarding the Company's financial results for the fiscal year ended June 30, 2003, including management's discussion and analysis of financial condition and results of operations. Upon filing, a copy of the Company's Form 10-K will be available on the Securities and Exchange Commission's website, http://www.sec.gov.

American Business Financial Services, Inc. is a diversified financial services company operating predominantly in the eastern and central portions of the United States. The Company primarily originates, sells and services home equity and business purpose loans through a combination of channels, including a national processing center located at its centralized operating office in Philadelphia, Pennsylvania, and a regional processing center in Roseland, New Jersey. The Company also processes and purchases home equity loans from other financial institutions through its Bank Alliance Services program.

For further information, contact Albert W. Mandia, Executive Vice President and Chief Financial Officer, 215-940-4504, or Keith Bratz, VP--Corporate Communications, 215-940-4525.

                                      # # #

Certain statements contained in this press release, which are not historical fact, may be deemed to be forward-looking statements under federal securities laws. There are many important factors that could cause American Business Financial Services, Inc. and its subsidiaries' actual results to differ materially from those indicated in the forward-looking statements. Such factors include, but are not limited to, general economic conditions, including interest rate risk, future residential real estate values, regulatory changes (legislative or otherwise) affecting the mortgage lending and real estate industries, regulatory investigations of lending practices, lending to credit-impaired borrowers, competition, demand for the Company's products, relationships with brokers, ability to obtain financing, loan prepayment rates, delinquency and default rates, access to securitization markets, changes in factors influencing or interruptions in securitization and whole loan sale markets, ability to successfully implement changes in business strategy, amount of debt outstanding, restrictive covenants in debt instruments and other risks identified in American Business Financial Services, Inc.'s Securities and Exchange Commission filings.

                     AMERICAN BUSINESS FINANCIAL SERVICES,
                        CONSOLIDATED STATEMENTS OF INCOME
              (dollar amounts in thousands, except per share data)

                                                   Three Months Ended       Twelve Months Ended
                                                        June 30,                  June 30,
                                                 ----------------------   ----------------------
                                                   2003          2002       2003         2002
                                                 ---------    ---------   ---------    ---------
                                                       (Unaudited)              (Unaudited)
REVENUES
   Gain on sale of loans:
     Securitizations                             $     556    $  56,441   $ 170,950    $ 185,580
     Whole loan sales                                  626           74         655        2,448
   Interest and fees                                 6,002        4,505      19,395       18,890
   Interest accretion on interest-only strips       12,986        9,466      47,347       35,386
   Servicing income                                    382        1,267       3,049        5,483
   Other income                                          3            7          10          114
                                                 ---------    ---------   ---------    ---------
     Total Revenues                                 20,555       71,760     241,406      247,901
                                                 ---------    ---------   ---------    ---------

EXPENSES
   Interest                                         17,041       17,216      68,098       68,683
   Provision for credit losses                       1,861        2,023       6,553        6,457
   Employee related costs                           11,636       10,360      41,601       36,313
   Sales and marketing                               7,637        7,021      27,773       25,958
   General and administrative                       26,329       22,298     101,219       74,887
   Securitization assets valuation adjustments      11,879        8,900      45,182       22,053
                                                 ---------    ---------   ---------    ---------
     Total Expenses                                 76,383       67,818     290,426      234,351
                                                 ---------    ---------   ---------    ---------

INCOME (LOSS) BEFORE PROVISION
   FOR INCOME TAXES                                (55,828)       3,942     (49,020)      13,550

PROVISION FOR INCOME TAX
   EXPENSE (BENEFIT)                               (21,773)       1,656     (19,118)       5,691
                                                 ---------    ---------   ---------    ---------
NET INCOME (LOSS)                                $ (34,055)   $   2,286   $ (29,902)   $   7,859
                                                 =========    =========   =========    =========

EARNINGS (LOSS) PER COMMON SHARE
   Basic                                         $  (11.68)   $    0.80   $  (10.25)   $    2.68
                                                 =========    =========   =========    =========
   Diluted                                       $  (11.68)   $    0.75   $  (10.25)   $    2.49
                                                 =========    =========   =========    =========
   Average Common Shares (in thousands):
     Basic                                           2,944        2,844       2,918        2,934
     Diluted                                         2,944        3,000       2,918        3,155



           AMERICAN BUSINESS FINANCIAL SERVICES, INC. AND SUBSIDIARIES


                          CONSOLIDATED BALANCE SHEETS

                                                                                    June 30,
                                                                            2003               2002
                                                                        --------------------------------
                                                                         (dollar amounts in thousands)
                                                                          (Unaudited)           (Note)
Assets
Cash and cash equivalents                                                  $   47,475          $ 108,599
Loan and lease receivables, net
    Available for sale                                                        271,402             57,677
    Interest and fees                                                          15,179             12,292
    Other                                                                      23,761              9,028
Interest-only strips (includes the fair value of
  overcollateralization related cash flows of $279,245 and
  $236,629 at June 30, 2003 and 2002)                                         598,278            512,611
Servicing rights                                                              119,291            125,288
Receivable for sold loans                                                      26,734                  -
Prepaid expenses                                                                3,477              3,640
Property and equipment, net                                                    23,302             18,446
Other assets                                                                   30,452             28,794
                                                                        --------------------------------
Total assets                                                               $ 1,159,351         $ 876,375
                                                                        ================================

Liabilities
Subordinated debt                                                          $  719,540          $ 655,720
Warehouse lines and other notes payable                                       212,916              8,486
Accrued interest payable                                                       45,448             43,069
Accounts payable and accrued expenses                                          30,352             13,690
Deferred income taxes                                                          17,036             35,124
Other liabilities                                                              91,990             50,908
                                                                        --------------------------------
Total liabilities                                                           1,117,282            806,997
                                                                        --------------------------------

Stockholders' equity
Preferred stock, par value $.001, authorized, 3,000,000 shares at
    June 30, 2003 and 1,000,000 shares at June 30, 2002; Issued and
    outstanding, none                                                               -                  -
Common stock, par value $.001, authorized, 9,000,000 shares,
    Issued: 3,653,165 shares in 2003 and 3,645,192 shares in 2002
    (including Treasury shares of 706,273 in 2003 and 801,823 in
    2002)                                                                           4                  4
Additional paid-in capital                                                     23,985             23,985
Accumulated other comprehensive income                                         14,540             11,479
Retained earnings                                                              13,104             47,968
Treasury stock, at cost                                                        (8,964)           (13,458)
                                                                       ---------------------------------
                                                                               42,669             69,978
Note receivable                                                                  (600)              (600)
                                                                       ---------------------------------
Total stockholders' equity                                                     42,069             69,378
                                                                       ---------------------------------
Total liabilities and stockholders' equity                                 $1,159,351          $ 876,375
                                                                       =================================

Note: The balance sheet at June 30, 2002 has been derived from the audited financial statements at that date.

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                            Managed Portfolio Quality
                      (for the last three fiscal quarters)

         The following table provides data concerning delinquency experience, real estate owned and loss experience for the managed loan and lease portfolio. Previously delinquent loans subject to deferment and forbearance arrangements are not included in this table if borrowers are current on principal and interest payments (exclusive of delinquent payments advanced by us to the securitization trust on the borrower's behalf as part of the deferment or forbearance arrangement). (dollars in thousands):

                                              June 30, 2003            March 31, 2003           December 31, 2002
                                          ---------------------      -----------------         -------------------
                                            Amount         %            Amount        %           Amount        %
                                          -----------    -------     ----------    -------      ----------    ------
Business Purpose Loans
Total managed portfolio.............      $   393,098                $  392,228                 $  385,139
                                          ===========                ==========                 ==========
Period of delinquency:
    31-60 days......................      $     4,849      1.23%     $    5,526      1.41%      $    3,966     1.03%
    61-90 days......................            4,623      1.18           2,718      0.69            4,040     1.05
    Over 90 days....................           38,466      9.79          35,286      9.00           35,708     9.27
                                          -----------    ------      ----------    ------       ----------    -----
    Total delinquencies.............      $    47,938     12.20%     $   43,530     11.10%      $   43,714    11.35%
                                          ===========    ======      ==========    ======       ==========    =====
 REO.................................     $     5,744                $    4,506                 $    6,021
                                          ===========                ==========                 ==========
Home Equity Loans
Total managed portfolio.............      $ 3,249,501                $3,073,392                 $2,933,492
                                          ===========                ==========                 ==========
Period of delinquency:
    31-60 days......................      $    48,332      1.49%     $   47,809      1.56%      $   46,746     1.59%
    61-90 days......................           24,158      0.74          23,261      0.76           29,610     1.01
    Over 90 days....................          108,243      3.33         104,939      3.41          100,044     3.41
    Total delinquencies.............      -----------    ------      ----------    ------       ----------    -----
                                          $   180,733      5.56%     $  176,009      5.73%      $  176,400     6.01%
                                          ===========    ======      ==========    ======       ==========    =====
REO.................................      $    22,256                $   30,704                 $   28,403
                                          ===========                ==========                 ==========
Equipment Leases
Total managed portfolio.............      $     8,475                $   12,185                 $   16,907
                                          ===========                ==========                 ==========
Period of delinquency:
    31-60 days......................      $       162      1.91%     $      379      3.11%      $      359     2.12%
    61-90 days......................               83      0.98              89      0.72               46     0.27
    Over 90 days....................              154      1.82              85      0.70              358     2.12
                                          -----------    ------      ----------    ------       ----------    -----
    Total delinquencies.............      $       399      4.71%     $      553      4.53%      $      763     4.51%
                                          ===========    ======      ==========    ======       ==========    =====
Combined
Total managed portfolio.............      $ 3,651,074                $3,477,805                 $3,335,538
                                          ===========                ==========                 ==========
Period of delinquency:
    31-60 days......................      $    53,343      1.46%     $   53,714      1.55%      $   51,071     1.53%
    61-90 days......................           28,864      0.79          26,068      0.75           33,696     1.01
    Over 90 days....................          146,863      4.02         140,310      4.03          136,110     4.08
                                          -----------    ------      ----------    ------       ----------    -----
    Total delinquencies.............      $   229,070      6.27%     $  220,092      6.33%      $  220,877     6.62%
                                          ===========    ======      ==========    ======       ==========    =====
REO.................................      $    28,000      0.77%     $   35,210      1.01%      $   34,424     1.03%
                                          ===========    ======      ==========    ======       ==========    =====
Losses experienced during the three
    month period(a)(b) :
    Loans...........................      $     7,390      0.83%     $    8,405      0.99%      $    5,849     0.72%
                                                         ======                    ======                     =====
    Leases..........................               55      2.14%            176      4.82%              65     1.33%
                                          -----------    ======      ----------    ======       ----------    =====
    Total managed portfolio.........      $     7,445      0.84%     $    8,581      1.01%      $    5,914     0.72%
                                          ===========    ======      ==========    ======       ==========    =====

Note: See Attachment A for reconciliation of non-GAAP financial measures.

         (a) Percentage based on annualized losses and average managed portfolio.

         (b) Losses recorded on our books were $4.2 million ($0.9 million from charge-offs through the provision for loan losses and $3.3 million for write downs of real estate owned) and losses absorbed by loan securitization trusts were $3.3 million for the three months ended June 30, 2003. Losses recorded on our books were $6.1 million ($3.1 million from charge-offs through the provision for loan losses and $3.0 million for write downs of real estate owned) and losses absorbed by loan securitization trusts were $2.5 million for the three months ended March 31, 2003. Losses recorded on our books were $2.4 million($0.9 million from charge-offs through the provision for loan losses and $1.5 million for write downs of real estate owned) and losses absorbed by loan securitization trusts were $3.5 million for the three months ended December 31, 2002. Losses recorded on our books include losses for loans we hold as available for sale or real estate owned and loans repurchased from securitization trusts.

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                            Managed Portfolio Quality
                        (for the last three fiscal years)

         The following table provides data concerning delinquency experience, real estate owned and loss experience for the managed loan and lease portfolio. Previously delinquent loans subject to deferment and forbearance arrangements are not included in this table if borrowers are current on principal and interest payments (exclusive of delinquent payments advanced by us to the securitization trust on the borrower's behalf as part of the deferment or forbearance arrangement). (dollars in thousands):

                                               June 30, 2003              June 30, 2002             June 30, 2001
                                          ----------------------      ---------------------      -------------------
                                            Amount         %           Amount         %            Amount        %
                                          -----------    -------      ---------    --------      ---------    ------
Delinquency by Type
Business Purpose Loans
Total managed portfolio.............      $   393,098                $  361,638                 $  300,192
                                          ===========                ==========                 ==========
Period of delinquency:
    31-60 days......................      $     4,849      1.23%     $    2,449       0.68%     $    3,460    1.15%
    61-90 days......................            4,623      1.18           1,648       0.46           1,837    0.61
    Over 90 days....................           38,466      9.79          32,699       9.03          22,687    7.56
                                          -----------   -------      ----------    -------      ----------    ----
    Total delinquencies.............      $    47,938     12.20%     $   36,796      10.17%     $   27,984    9.32%
                                          ===========   =======      ==========    =======      ==========    ====
REO.................................      $     5,744                $    6,220                 $    4,530
                                          ===========                ==========                 ==========
Home Equity Loans
Total managed portfolio.............      $ 3,249,501                $2,675,559                 $2,223,429
                                          ===========                ==========                 ==========
Period of delinquency:
    31-60 days......................      $    48,332      1.49%     $   37,213       1.39%     $   16,227    0.73%
    61-90 days......................           24,158      0.74          22,919       0.86          14,329    0.64
    Over 90 days....................          108,243      3.33          72,918       2.72          47,325    2.13
                                          -----------   -------      ----------    -------      ----------    ----
    Total delinquencies.............      $   180,733      5.56%     $  133,050       4.97%     $   77,881    3.50%
                                          ===========   =======      ==========    =======      ==========    ====
REO.................................      $    22,256                $   27,825                 $   23,902
                                          ===========                ==========                 ==========
Equipment Leases
Total managed portfolio.............      $     8,475                $   28,992                 $   65,774
                                          ===========                ==========                 ==========
Period of delinquency:
    31-60 days......................      $       162      1.91%     $      411       1.42%     $      595    0.90%
    61-90 days......................               83      0.98              93       0.32             206    0.31
    Over 90 days....................              154      1.82             423       1.46             347    0.53
    Total delinquencies.............      -----------   -------      ----------    -------      ----------    ----
                                          $       399      4.71%     $      927       3.20%     $    1,148    1.74%
                                          ===========   =======      ==========    =======      ==========    ====
Combined
Total managed portfolio.............      $ 3,651,074                $3,066,189                 $2,589,395
                                          ===========                ==========                 ==========
Period of delinquency:
    31-60 days......................      $    53,343      1.46%     $   40,073       1.31%     $   20,282    0.78%
    61-90 days......................           28,864      0.79          24,660       0.80          16,372    0.63
    Over 90 days....................          146,863      4.02         106,040       3.46          70,359    2.72
                                          -----------   -------      ----------    -------      ----------    ----
    Total delinquencies.............      $   229,070      6.27%     $  170,773       5.57%     $  107,013    4.13%
                                          ===========   =======      ==========    =======      ==========    ====
REO.................................      $    28,000      0.77%     $   34,045       1.11%     $   28,432    1.10%
                                          ===========   =======      ==========    =======      ==========    ====
Losses experienced during the
    period(a)(b) :
    Loans...........................      $    29,507      0.89%     $   15,478       0.56%     $   10,886    0.50%
                                                        =======                    =======                    ====
    Leases..........................              497      2.82%          1,415       3.20%          1,003    1.20%
                                          -----------   =======      ----------    =======      ----------    ====
    Total managed portfolio.........      $    30,004      0.90%     $   16,893       0.60%     $   11,889    0.53%
                                          ===========   =======      ==========    =======      ==========    ====

Note: See Attachment A for reconciliation of non-GAAP financial measures.

         (a) Percentage based on annualized losses and average managed portfolio.

         (b) Losses recorded on our books were $16.8 million ($6.8 million from charge-offs through the provision for credit losses and $10.0 million for write downs of real estate owned) for the year ended June 30, 2003. Losses absorbed by loan securitization trusts were $13.2 million for fiscal 2003. Losses recorded on our books were $9.0 million ($4.4 million from charge-offs through the provision for loan losses and $4.6 million for write downs of real estate owned) and losses absorbed by loan securitization trusts were $7.9 million for fiscal 2002. Losses recorded on our books were $7.1 million ($4.0 million from charge-offs through the provision for loan losses and $3.1 million for write downs of real estate owned) and losses absorbed by loan securitization trusts were $4.8 million for fiscal 2001. Losses recorded on our books include losses for loans we hold as available for sale or real estate owned and loans repurchased from securitization trusts.

           AMERICAN BUSINESS FINANCIAL SERVICES, INC. AND SUBSIDIARIES
                                LOAN ORIGINATIONS
                                 (in thousands)

                          Three Months Ended        Twelve Months Ended
                                June 30,                  June 30,
                          -------------------     ------------------------
                             2003     2002            2003          2002
                          --------   --------     ----------    ----------

American Business Credit  $ 29,620   $ 34,317     $  122,790    $  133,352

Upland Mortgage / ABMS     459,560    338,911      1,543,730     1,246,505
                          --------   --------     ----------    ----------
Total Company             $489,180   $373,228     $1,666,520    $1,379,857
                          ========   ========     ==========    ==========

                                                                    Attachment A

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                  Reconciliation of Non-GAAP Financial Measures

The earnings release contains non-GAAP financial measures. For purposes of the Securities and Exchange Commission Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flow that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statement) of the Company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to accounting principles generally accepted in the United States of America. Pursuant to the requirements of Regulation G, we have provided in this addendum a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

Reconciliation of managed portfolio measures (Dollars in thousands):


--------------------------------------------------------------------------------
June 30, 2003:                                                   Delinquencies
--------------------------------------------------------------------------------
                                                                Amount       %
                                                               -----------------
On-balance sheet loan and
 lease receivables                                $  265,764   $  5,412    2.04%
Securitized loan and lease
 receivables                                       3,385,310    223,658    6.61%
                                                  ----------   --------
Managed portfolio                                 $3,651,074   $229,070    6.27%

On-balance sheet REO                              $    4,776
Securitized REO                                       23,224
                                                  ----------
Managed REO                                       $   28,000
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
March 31, 2003:                                                 Delinquencies
--------------------------------------------------------------------------------
                                                                Amount      %
                                                               -----------------
On-balance sheet loan and
 lease receivables                                $    51,347  $  5,992   11.67%
Securitized loan and lease
 receivables                                        3,426,458   214,100    6.25%
                                                  -----------  --------
Managed portfolio                                 $ 3,477,805  $220,092    6.33%

On-balance sheet REO                              $     6,348
Securitized REO                                        28,862
                                                  -----------
Managed REO                                       $    35,210
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
December 31, 2002:                                              Delinquencies
--------------------------------------------------------------------------------

                                                                 Amount     %
                                                               -----------------
On-balance sheet loan and
 lease receivables                                $    58,582  $  9,494   16.21%
Securitized loan and lease
 receivables                                        3,276,956   211,383    6.45%
                                                  -----------  --------
Managed portfolio                                 $ 3,335,538  $220,877    6.62%

On-balance sheet REO                              $     7,215
Securitized REO                                        27,209
                                                  -----------
Managed REO                                       $    34,424
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
June 30, 2002:                                                  Delinquencies
--------------------------------------------------------------------------------
                                                                Amount       %
                                                               -----------------
On-balance sheet loan and
 lease receivables                                $    56,625  $  5,918   10.45%
Securitized loan and lease
 receivables                                        3,009,564   164,855    5.48%
                                                  -----------  --------
Managed portfolio                                 $ 3,066,189  $170,773    5.57%


On-balance sheet REO                              $     3,784
Securitized REO                                        30,261
                                                  -----------
Managed REO                                       $    34,045
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
June 30, 2001:                                                  Delinquencies
--------------------------------------------------------------------------------
                                                                Amount       %
                                                               -----------------
On-balance sheet loan and
 lease receivables                                $    87,899  $  3,382    3.85%
Securitized loan and lease
 receivables                                        2,501,496   103,631    4.14%
                                                  -----------  --------
Managed portfolio                                 $ 2,589,395  $107,013    4.13%

n-balance sheet REO                               $     2,323
Securitized REO                                        26,109
                                                  -----------
Managed REO                                       $    28,432
--------------------------------------------------------------------------------